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                                                                    EXHIBIT 10.2

                  AMENDMENT TO MANAGEMENT SERVICES AGREEMENT

     THIS AMENDMENT TO MANAGEMENT SERVICES AGREEMENT (this "Amendment") is made and entered into as of the 2nd day of August, 1999, by and between HOLLYWOOD CASINO SHREVEPORT (formerly QNOV), a Louisiana general partnership ("HCS") and HWCC-SHREVEPORT, INC., a Louisiana corporation ("HWCC").

                                   RECITALS:
                                   --------

     WHEREAS, HCS and HWCC previously entered into that certain Management Services Agreement made and entered into as of September 22, 1998 (the "Management Services Agreement");

     WHEREAS, HCS and HWCC desire to amend the Management Services Agreement as hereinafter set forth;
                                   AGREEMENT:
                                   ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendment to Section 2.01. Clause (ii) of Section 2.01 of the Management Services Agreement is hereby deleted and replaced with the following:

     "(ii) a pro rata portion of the compensation (including any and all salaries, expenses, benefits, and the like) paid to Operator's employees or those employees of Operator's affiliates for periods up to the Opening Date during which they are performing project development services related to the Complex."

     2.  Amendment to Section 7.03.   The second and third sentences of Section
         -------------------------
     7.03(a) of the Management Services Agreement are hereby deleted and replaced with a sentence which reads in its entirety as follows:

     "As part of the services furnished by Operator under this Agreement, Operator shall procure for the Complex, at Owner's sole cost and expense, Operator's data processing computer software for the operation of the Complex from Operator's affiliates."

     3.  Amendment to Section 7.04.  Section 7.04 is hereby deleted and replaced
         -------------------------
     with the following:

     "7.04 Intellectual Property.  Operator shall procure for the Complex the
           ---------------------
     use of the 'Hollywood Casino' name and related trademarks and trade dress according to the terms and conditions of a license agreement to be entered into by and between the owner of such marks and Owner."
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                    HCS:

                                    By: HCS I, INC., its managing general
                                    partner

                                    By:  /s/    Jack E. Pratt
                                         --------------------
                                    Name:  Jack E. Pratt
                                    Title: Chairman of the Board and Chief
                                           Executive Officer


                                    HWCC-SHREVEPORT, INC.

                                    By:  /s/    William D. Pratt
                                         -----------------------
                                    Name:  William D. Pratt
                                    Title: Executive Vice President, General
                                           Counsel and Secretary

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